Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements Forms S-8 (Registrations Nos. 333-113932, 333-132649, 333-123410, 333-08826, 333-10092, 333-12466 and 333-12988) of our report dated April 9, 2008, with respect to the consolidated financial statements, and the effectiveness of internal control over financial reporting of Gilat Satellite Networks Ltd. included in its Annual Report on Form 20-F for the year ended December 31, 2007.

Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER
April 9, 2008	A Member of Ernst & Young Global